Exhibit 99.1
                                              Contact:  Peter W. Keegan
                                                        Senior Vice President
                                                        (212) 521-2950

                                                        Candace Leeds
                                                        V.P. of Public Affairs
                                                        (212) 521-2416

                                                        Joshua E. Kahn
                                                        Investor Relations
                                                        (212) 521-2788

FOR IMMEDIATE RELEASE
---------------------

                      LOEWS CORPORATION ANNOUNCES REVISION TO
                      ---------------------------------------
                     FOURTH QUARTER AND YEAR-END 2002 RESULTS
                     ----------------------------------------

  NEW YORK, March 19, 2003-Loews Corporation (NYSE:LTR;CG) today announced a revision to its previously reported fourth quarter and year-end 2002 results to reflect an additional $28.9 million of impairment losses on equity securities at the Company's CNA Financial Corporation subsidiary. The revised consolidated net income for the year ended December 31, 2002, is $912.0 million, or $4.11 per Loews common share, compared to the previously reported amount of $940.9 million, or $4.27 per Loews common share. The revised consolidated net income for the quarter ended December 31, 2002 is $261.3 million, or $1.21 per Loews common share, compared to the previously reported amount of $290.2 million, or $1.37 per Loews common share. The additional impairment losses had no impact on net income attributable to Carolina Group stock or on the Company's previously reported net operating income, equity and book value per share.

  The Company noted that CNA's decision to record additional impairment losses was made in relation to discussions with the Staff of the Division of Corporation Finance of the Securities and Exchange Commission in the course of a routine review of CNA's periodic filings, including the timing and amount of other-than-temporary impairment losses in CNA's available-for-sale fixed maturity and equity securities investments.

(continued)

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

                                                            December 31,
                                       --------------------------------------------------------
                                             Three Months                   Year Ended
                                       ---------------------------------------------------------
                                                       2002 As                        2002 As
                                                      Previously                     Previously
                                         2002(a)     Reported (b)       2002(a)     Reported (b)
                                       ---------------------------------------------------------
(In millions, except per share data)

Consolidated:
  Revenues                             $3,971.7        $4,021.9     $ 17,495.4       $17,545.6
  Net income                           $  261.3        $  290.2     $    912.0       $   940.9

Per Share: (c)
  Loews common stock:
    Income from continuing operations  $   1.21        $   1.37     $     4.49       $    4.65
    Discontinued operations-net                                          (0.17)          (0.17)
    Cumulative effect of change in
     accounting principle-net                                            (0.21)          (0.21)
                                       ---------------------------------------------------------

    Net income                         $   1.21        $   1.37     $     4.11       $    4.27
                                       =========================================================

    Book value                                                      $    61.68       $   61.68
                                       =========================================================

  Net income of Carolina Group stock   $   0.92        $   0.92     $     3.50       $    3.50
                                       =========================================================

(a)  Revised to reflect additional impairment losses on equity securities in CNA's available-
     for-sale portfolio.
(b)  As previously reported in the Company's February 13, 2003 press release.
(c)  The Company has two classes of common stock, Loews common stock and Carolina Group stock, issued in February 2002. Earnings per share data are presented for each class of common stock for the periods they are outstanding.

(continued)

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Loews Corporation and Subsidiaries
Financial Review


                                                                December 31,
                                          ------------------------------------------------------
                                                  Three Months                Years Ended
                                          ------------------------------------------------------
                                              2002(a)       2001(b)        2002(a)       2001(b)
                                          ------------------------------------------------------
                                                 (Amounts in millions, except per share data)

Revenues:
  Insurance premiums and net
   investment income (c)                  $2,690.5      $3,554.4      $11,868.1     $12,779.3
  Manufactured products (d)                  886.3         958.6        3,963.5       4,011.9
  Other                                      394.9         486.0        1,663.8       1,978.4
                                          ------------------------------------------------------
     Total                                 3,971.7       4,999.0       17,495.4      18,769.6
                                          ------------------------------------------------------
Expenses:
  Insurance claims & policyholders'
   benefits                                1,849.6       2,513.9        8,392.0      11,279.8
  Cost of manufactured products sold (d)     465.1         516.8        2,226.5       2,282.9
  Other (e)                                1,241.0       1,610.7        5,229.8       6,029.1
                                          ------------------------------------------------------
     Total                                 3,555.7       4,641.4       15,848.3      19,591.8
                                          ------------------------------------------------------

                                             416.0         357.6        1,647.1        (822.2)
                                          ------------------------------------------------------

  Income tax expense (benefit)               131.6         150.7          582.2        (176.0)
  Minority interest                           23.1          18.6           82.3        (103.0)
                                          ------------------------------------------------------
     Total                                   154.7         169.3          664.5        (279.0)
                                          ------------------------------------------------------

Income (loss) from continuing operations     261.3         188.3          982.6        (543.2)
Discontinued operations-net                                  2.7          (31.0)          9.4
Cumulative effect of change in accounting
 principles-net (f)                                                       (39.6)        (53.3)
                                          ------------------------------------------------------
Net income (loss)                         $  261.3      $  191.0      $   912.0     $  (587.1)
                                          ======================================================

Net income (loss) attributable to:
  Loews common stock:
   Income (loss) from continuing
    operations                            $  224.4      $  188.3      $   841.9     $  (543.2)
   Discontinued operations-net                               2.7          (31.0)          9.4
   Cumulative effect of change in
    accounting principles-net (f)                                         (39.6)        (53.3)
                                          ------------------------------------------------------
  Loews common stock                         224.4         191.0          771.3        (587.1)
  Carolina Group stock (g)                    36.9                        140.7
                                          ------------------------------------------------------
                                          $  261.3      $  191.0      $   912.0     $  (587.1)
                                          ======================================================

Income (loss) per Loews common
 stock (h):
  Income (loss) from continuing
   operations                             $   1.21      $   0.98      $    4.49     $   (2.79)
  Discontinued operations-net                               0.01          (0.17)         0.05
  Cumulative effect of changes in
   accounting principles-net (f)                                          (0.21)        (0.27)
                                          ------------------------------------------------------
  Net income (loss)                       $   1.21      $   0.99      $    4.11     $   (3.01)
                                          ======================================================

Net income per share of Carolina
 Group stock (h)                          $   0.92                    $    3.50
                                          ======================================================

Weighted number of shares outstanding:
  Loews common stock                        185.44        191.49         187.59        195.33
  Carolina Group stock                       39.91                        40.15

(a)  Revised to reflect additional impairment losses on equity securities in CNA's available-
     for-sale portfolio.
(b)  Restated to reflect an adjustment to the Company's historical accounting for CNA's investment in life settlement contracts and the related revenue recognition.
(c)  Includes investment (losses) gains of $(63.7), $326.6, $(208.7) and $1,390.4 for the respective periods.
(d)  Includes excise taxes of $149.6, $141.7, $667.6 and $618.1 paid on sales of manufactured products for the respective periods.
(e)  Includes a $200.0 charge related to an agreement with the Engle class for the year ended
     December 31, 2001.
(f)  Adoption of SFAS No. 142, accounting for goodwill and other intangible assets in 2002 and
     SFAS No. 133, accounting for derivative instruments and hedging activities in 2001, at the
     CNA subsidiary.
(g)  Represents 23.01% and 23.12% of the economic interest in the Carolina Group for the three month and eleven month period ended December 31, 2002 from the February 2002 initial public offering of Carolina Group stock.
(h)  Earnings per common share-assuming dilution is not presented because securities that could potentially dilute basic earnings per common share in the future would have been insignificant or antidilutive for the periods presented.

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